SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                              April 23, 2003
---------------------------------------------------------------------------------------------------------
                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
                 ------------------------------------------------------------------------
                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
-----------------------------------  --------------------------------  ----------------------------------
  (State or other jurisdiction of        (Commission File Number)       (IRS Employer Identification No.)
           incorporation)



1166 Avenue of the Americas, New York, NY                                               10036
---------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                              (Zip Code)



                                               (212) 345-5000
   ---------------------------------------------------------------------------------------------------
                            (Registrant's telephone number, including area code)







Item 7.  Financial Statements and Exhibits.

         (a) None.

         (b) None.

         (c) Exhibits.

             99.1. Press Release dated April 23, 2003.


Item 9.  Regulation FD Disclosure.

     This information is being provided under new Item 12 of Form 8-K, "Results of Operations and Financial Condition", pursuant to interim guidance provided by the Securities and Exchange Commission.

     On April 23, 2003, Marsh & McLennan Companies, Inc. issued a press release announcing its unaudited first quarter financial results for the quarter ended
March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.










                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MARSH & McLENNAN COMPANIES, INC.



                                           By:   /s/ Gregory F. Van Gundy
                                           ----------------------------------------------
                                           Name:   Gregory F. Van Gundy
                                           Title:  Secretary



Date:  April 23, 2003
       --------------

Exhibit Index

Exhibit (99.1): Press release dated April 23, 2003.